Scudder
Large Company
Growth Fund

Annual Report
July 31, 1999

No-Load Funds

A fund seeking long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

A no-load fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                        Scudder Large Company Growth Fund

--------------------------------------------------------------------------------
Date of Inception:  5/15/91    Total Net Assets as of      Ticker Symbol:  SCQGX
                               7/31/99: $829 million
--------------------------------------------------------------------------------

o For the twelve-month period ended July 31, 1999, Scudder Large Company Growth Fund returned 19.24%.

o According to Lipper Analytical Services, the fund's long-term performance has placed it in the top 33% of domestic equity funds for the three-year period ended July 31, 1999, and in the top 28% for the five-year period ended on the same date.^1

o Fund management continues use a bottom-up, research driven approach to invest in companies with strong earnings growth, capable management teams, and dominant franchises.

o The fund benefited from its holdings in the media and technology sectors, but was hurt by the recent weakness in retailers and pharmaceuticals.

                                Table of Contents

 3  Letter from the Fund's President       17  Financial Highlights

 4  Performance Update                     18  Notes to Financial Statements

 5  Portfolio Summary                      21  Report of Independent Accountants

 6  Portfolio Management Discussion        22  Tax Information

 9  Glossary of Investment Terms           25  Officers and Trustees

10  Investment Portfolio                   26  Investment Products and Services

14  Financial Statements                   27  Scudder Solutions


^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended July 31, 1999, Scudder Large Company Growth Fund's Lipper ranking was 462 out of 1067 comparable funds for the one-year period, 220 out of 666 funds for the three-year period, and 114 out of 410 for the five-year period.

                     2 - Scudder Large Company Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     Early in 1999, concerns over the direction of the global economy enabled large company growth stocks to outperform the broader equity market by a wide margin. In recent months, however, continued economic strength in the U.S. and signs of a recovery overseas have reduced the sector's relative attractiveness. While the improving economic backdrop would seem to be good news for large company growth stocks, many of which are multinational companies whose sales tend to be boosted by stronger growth, it has in fact put a damper on the sector's performance.

     Even when growth stocks are slumping, however, Scudder Large Company Growth Fund maintains its focus on investing in the highest quality companies in the market. Over time, this strategy has enabled the fund to receive an overall Morningstar Rating(TM) of four stars for its risk-adjusted performance as of July 31, 1999.^1

     Please note that we have changed the fund's fiscal year-end from October 31 to July 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's semiannual and annual periods ending in January and July.

     Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Large Company Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

     Thank you for your continued investment in Scudder Large Company Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Lynn S. Birdsong
     Lynn S. Birdsong
     President,
     Scudder Large Company Growth Fund

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of July 31, 1999. The ratings are subject to change every month and are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Large Company Growth Fund received 4 stars for the 3-, 5-, and 10-year periods ended July 31, 1999. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Large Company Growth Fund was rated among 3092, 1923, and 746 domestic equity funds for the 3-, 5-, and 10-year periods, respectively. Ratings are subject to change. Not all Scudder funds receive 4- and 5-star ratings.

                     3 - Scudder Large Company Growth Fund

                     Performance Update as of July 31, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------
                              Total Return

   ---------------------------------------------------
   Period Ended   Growth of                   Average
   7/31/1999      $10,000     Cumulative      Annual
   ---------------------------------------------------
   Scudder Large Company Growth Fund
   ---------------------------------------------------
   1 Year         $  11,924        19.24%      19.24%
   5 Year         $  29,477       194.77%      24.14%
   Life of Fund*  $  39,028       290.28%      18.03%
   ---------------------------------------------------
   Russell 1000 Growth Index
   ---------------------------------------------------
   ---------------------------------------------------
   1 Year         $  12,405        24.05%      24.05%
   5 Year         $  34,291       242.91%      27.93%
   Life of Fund*  $  41,743       317.43%      19.11%
   ---------------------------------------------------

   * The Fund commenced operations on May 15, 1991.
     Index comparisons begin May 31, 1991.


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

            Russell 1000       Scudder Large
            Growh Index      Company Growth Fund
            -----------      -------------------

5/91*          10000               10000
'92            11308               11827
'93            11590               12134
'94            12173               12680
'95            16000               15743
'96            18484               17993
'97            28064               26366
'98            33651               31346
'99            41743               37377

Yearly periods ended July 31

The Russell 1000 Growth Index is an unmanaged capitalization-weighted price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Yearly Periods Ended July 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:



                                  1991*      1992      1993      1994       1995      1996      1997      1998       1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value                 $ 12.84    $ 14.77   $ 15.13   $ 15.51   $ 17.74    $ 19.49   $ 26.27   $ 29.48   $ 33.36
--------------------------------------------------------------------------------------------------------------------------
Income Dividends                $    --    $   .03   $   .03   $   .08   $   .15    $   .14   $    --   $    --   $    --
--------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions     $    --    $   .02   $    --   $   .24   $  1.09    $   .60   $  1.77   $  1.46   $  1.71
--------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)              7.00      15.42      2.60      4.50     24.15      14.29     46.54     18.89     19.24
--------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)              .37      12.66      2.49      5.03     31.44      15.53     51.83     19.91     24.05
--------------------------------------------------------------------------------------------------------------------------


On March 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Quality Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund would have been lower.


                     4 - Scudder Large Company Growth Fund

                      Portfolio Summary as of July 31, 1999


--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Equity Holdings                      94%
       Cash Equivalents                      6%
   ---------------------------------------------
                                           100%
   ---------------------------------------------

Management seeks to remain fully invested in equities at all times.


--------------------------------------------------------------------------------
Sectors
(Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Technology                           23%
       Health                               16%
       Consumer Discretionary               14%
       Consumer Staples                      9%
       Manufacturing                         9%
       Media                                 8%
       Financial                             6%
       Service Industries                    6%
       Durables                              5%
       Communications                        3%
       Energy                                1%
   ---------------------------------------------
                                           100%
   ---------------------------------------------


The fund's positions in the media and technology sectors contributed positively to performance, while health and retail stocks experienced weakness.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
(34% of Portfolio)
--------------------------------------------------------------------------------

     1.  Microsoft Corp.
         Producer of computer operating systems
         software

     2.  Intel Corp.
         Producer of semiconductor memory
         circuits

     3.  Cisco Systems, Inc.
         Manufacturer of computer network
         products

     4.  General Electric Co.
         Producer of electrical equipment

     5.  Lucent Technologies, Inc.
         Designer of public and private
         computer networks

     6.  Pfizer, Inc.
         International pharmaceutical company

     7.  Medtronic Inc.
         Manufacturer of cardiac pacemakers

     8.  Coca-Cola Co.
         International soft drink company

     9.  Merck & Co. Inc.
         Drug manufacturer

    10.  Home Depot, Inc.
         Building materials and home
         improvement products


Top holdings reflect management's focus on well-managed, large-cap companies with consistent earnings growth and strong brand franchises.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                     5 - Scudder Large Company Growth Fund

                         Portfolio Management Discussion

In the following interview, Valerie F. Malter and George P. Fraise, portfolio managers of Scudder Large Company Growth Fund, discuss the recent market environment and the fund's current investment strategy.

Q: After several quarters of outperformance, large company growth stocks have faltered in recent months. What factors have led to the weaker performance of this sector?

A: Over the last two years, investors have become accustomed to the tendency of large-cap growth names to outperform in both up and down markets. This trend was the result of several important factors. Low interest rates, the strong earnings growth of many large-caps, and the popularity of indexing and momentum-based investing all played a part in the sector's dominance. In addition, the fears that the global economy was going to enter a period of recession and possible deflation caused investors to pile into the stocks that were believed to have the most sustainable growth characteristics, and therefore would be able to hold up in the event of a downturn.

In the past four months, however, there has been a distinct shift in the investment backdrop. As the U.S. economy has picked up steam, investors have become less worried about the possibility of a recession. In addition, growing evidence of a rebound in Asia has alleviated fears that a lack of demand in that region would act as a drag on the global economy. The improved outlook sparked a rotation into cyclical stocks and smaller companies, attracting capital away from large-caps. Higher interest rates also hurt growth stocks by lowering the present value of their future earnings, thereby reducing the price-to-earnings multiple that investors are willing to pay for their potential growth.

Q: How have these developments affected fund performance?

A: The fund's total return of 19.24% for the twelve-month period ended July 31, 1999 trailed the 24.05% return of its unmanaged benchmark, the Russell 1000 Growth Index, for the same period. We attribute the fund's underperformance to factors specific to growth stocks during the final three months of the period. Profit taking was concentrated in many of the high quality growth companies that are heavily represented in the portfolio, while many of the out-of-favor growth stocks with deteriorating fundamentals rebounded spectacularly. It is worth noting that the same phenomenon occurred in the first quarter of 1998, only to reverse in the second quarter. We do not believe that the underperformance of higher quality companies with stronger fundamentals will prove sustainable, despite their spotty performance in the last four months.

Q: What stocks have performed well for the fund in recent months?

A: Our holdings in the media sector continue to be strong performers. This is an area where we have had significant exposure for several years now, and it continues to contribute positively to returns. Outdoor Systems, which gained 31% over the full twelve months, recently agreed to be acquired by Infinity Broadcasting, another fund holding that itself rose 20% since its initial public offering. Clear Channel Communications (24%) and Omnicom (36%) also were strong performers.

                     6 - Scudder Large Company Growth Fund

Our holdings in the technology sector have also done very well. Among the most noteworthy have been Linear Technology (106%), Cisco Systems (95%), and Applied Materials (115%). America Online and EMC also performed well until spring, but have since fallen off significantly amid the broader slump in growth stocks. On the other hand, our positions in makers of durable technology products -- namely, Nokia and Lucent Technologies -- have been strong performers, as have QUALCOMM and Motorola, two recent additions to the portfolio.

Q: What holdings have detracted from performance?

A: Disappointing sectors included retail and health care, particularly the pharmaceutical names that came under pressure as a result of product disappointments, renewed fears of regulatory changes aimed at curbing drug costs, and lofty valuations. Drug stocks performed better in June when these regulatory changes did not come to pass, but were unable to hold on to their gains in July. In the first six months of the year, Pfizer fell 12%, Eli Lilly dropped 19%, SmithKline Beecham declined 4%, and Merck was flat. On the retail side, we benefited from the strong returns of companies such as Wal-Mart, Costco, and Dayton Hudson through April, but the prospect of higher interest rates raised fears that consumers would cut back on their spending. As a result, many of our holdings in this sector declined over the final three months of the period, putting a dent in the fund's performance.

Q: Please provide some examples of fund holdings that best illustrate your investment strategy.

A: In past reports, we have stated that we are looking for companies that possess a strong brand franchise, growing sales volume, rising market share, outstanding management, and consistent earnings growth. We believe that Intel serves as a classic example of this type of company. Intel's technologies, which have defined the hardware for personal computer architecture, actually help drive demand in the PC market. Earnings should continue to be driven by strong top-line growth, gross margin improvement, and a shift in the product mix to higher-end microprocessors. We feel that Intel will benefit from outstanding opportunities over the next eighteen months, and that the company will continue to take market share from its primary rival, Advanced Micro Devices. Intel is clearly the premiere company within its sector, and we are convinced that it will maintain this position going forward.

QUALCOMM is another holding that demonstrates our focus on high quality names. The company is the leading supplier of wireless CDMA technology, which will be dominant in the next generation of cellular phones. The CDMA market is large and has been the fastest growing wireless technology over the last two years, and every indication is that it will continue to expand rapidly in the years ahead. QUALCOMM owns a huge patent portfolio on CDMA technology -- 532 issued and 199 pending -- that allows it to collect royalties as its technology is deployed. As the leading company in its industry, QUALCOMM stands to benefit from substantial earnings growth

                     7 - Scudder Large Company Growth Fund
in the years ahead, a fact that makes us willing to pay a substantial multiple for its stock.

Q: What is your outlook on large company growth stocks from here?

A: As long as fears of higher interest rates are permeating the financial markets, it will be difficult for the sector to mount a sustained rally. Even when large-caps underperform, however, the core of our investment process will continue to focus on finding the highest quality companies that we believe will offer consistent and sustainable earnings growth. We are fully cognizant of the fact that the tremendous divergence in performance between large-cap and small-cap growth stocks that we witnessed over the last couple of years is unsustainable. Consequently, we will be vigilant for opportunities in companies with market capitalizations of between $5 billion and $20 billion, below the fund's current range. Finally, as always, we will remain relatively sector neutral, focusing instead on individual stock selection.

We continue to believe that the companies in the portfolio should do well in an environment where inflation is low and monetary policy is not restrictive. While we are conscious of the lofty valuations of a number of the fund's holdings, we believe that those companies that exhibit the strongest fundamentals in their respective industries will outperform over time. We also feel that the practice of selling winners on the basis of valuation alone will often lead to underperformance. Looking ahead, we intend to adhere to the processes and disciplines that we have abided by for years, regardless of changes in the external market environment.

                              Scudder Large Company
                    Growth Fund: A Team Approach to Investing

Scudder Large Company Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Valerie F. Malter joined the Adviser in 1995 and is responsible for the fund's investment strategy and daily operation. Valerie has over 16 years of investment experience with 8 years of experience as an analyst covering a wide range of industries, and 8 years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. George Fraise, Portfolio Manager, joined the fund and the Adviser in 1997 and has 12 years of experience in the financial industry.

                      8 - Scudder Large Company Growth Fund

                          Glossary of Investment Trust


BOTTOM-UP INVESTING        An investment style that focuses on the use of
STYLE                      research to assess the performance of individual
                           companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.


BUSINESS CYCLE             The recurrence of periods of expansion (recovery) and
                           contraction (recession) in economic activity with effects on growth, inflation, and employment.


CYCLICAL STOCKS            Companies whose earnings are closely tied to the
                           business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.


DEFLATION                  A decline in the prices of goods and services. The
                           opposite of inflation, deflation usually has a negative effect on output and employment.


GROWTH  STOCK              Stock of a company that has displayed above average
                           earnings growth and is expected to continue to increase profits faster than the overall market.
                           Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.


PRICE/EARNINGS RATIO (P/E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder Large Company Growth Fund

                    Investment Portfolio as of July 31, 1999

                                                                                                      Principal      Market
                                                                                                      Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 5.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999, 5.04%, to be repurchased at $49,409,743 on 8/2/1999, collateralized by a $45,645,000 U.S. Treasury Bond,
  7.25%, 5/15/2016 (Cost $49,389,000) ..............................................................   49,389,000   49,389,000

                                                                                                         Shares
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 94.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 13.6%
Department & Chain Stores 9.0%
Consolidated Stores Corp.* .........................................................................      447,000    6,984,375
Costco Companies, Inc.* ............................................................................      152,300   11,384,425
Dayton Hudson Corp. ................................................................................      167,000   10,802,813
Gap, Inc. ..........................................................................................      195,250    9,127,938
Home Depot, Inc. ...................................................................................      307,900   19,647,869
Wal-Mart Stores, Inc. ..............................................................................      408,900   17,276,025
                                                                                                                  ------------
                                                                                                                    75,223,445
                                                                                                                  ------------
Recreational Products 2.3%
Electronic Arts Inc.* ..............................................................................      170,500    9,707,844
Hasbro, Inc. .......................................................................................      250,100    6,502,600
Premier Parks, Inc. * ..............................................................................       67,100    2,595,931
                                                                                                                  ------------
                                                                                                                    18,806,375
                                                                                                                  ------------
Restaurants 1.4%
McDonald's Corp. ...................................................................................      281,200   11,722,525
                                                                                                                  ------------
Specialty Retail 0.9%
Circuit City Stores Inc. ...........................................................................      159,600    7,541,100
                                                                                                                  ------------
Consumer Staples 8.0%
Food & Beverage 3.5%
Coca-Cola Co. ......................................................................................      330,300   19,921,219
PepsiCo Inc. .......................................................................................      233,190    9,123,559
                                                                                                                  ------------
                                                                                                                    29,044,778
                                                                                                                  ------------
Package Goods/Cosmetics 4.5%
Colgate-Palmolive Co. ..............................................................................      298,800   14,753,250
Estee Lauder Companies, Inc. "A" ...................................................................      163,500    7,776,469
Procter & Gamble Co. ...............................................................................      170,200   15,403,100
                                                                                                                  ------------
                                                                                                                    37,932,819
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Large Company Growth Fund


                                                                                                                   Market
                                                                                                      Shares      Value ($)
---------------------------------------------------------------------------------------------------------------------------
Health 15.1%
Health Industry Services 0.7%
IMS Health Inc. ...............................................................................       213,900     5,962,463
                                                                                                               ------------
Medical Supply & Specialty 2.4%
Medtronic Inc. ................................................................................       280,644    20,223,908
                                                                                                               ------------
Pharmaceuticals 12.0%
Bristol-Myers Squibb Co. ......................................................................       146,900     9,768,850
Eli Lilly & Co. ...............................................................................       175,998    11,549,869
Johnson & Johnson .............................................................................       104,000     9,581,000
Merck & Co., Inc. .............................................................................       291,700    19,744,444
Pfizer, Inc. ..................................................................................       754,200    25,595,663
Schering-Plough Corp. .........................................................................       229,300    11,235,700
Warner-Lambert Co. ............................................................................       190,600    12,579,600
                                                                                                               ------------
                                                                                                                100,055,126
                                                                                                               ------------
Communications 3.2%
Telephone/Communications
Frontier Corp. ................................................................................       161,100     8,930,981
JDS Uniphase Corp.* ...........................................................................        39,900     3,605,963
MCI WorldCom, Inc.* ...........................................................................       167,000    13,777,500
                                                                                                               ------------
                                                                                                                 26,314,444
                                                                                                               ------------
Financial 5.4%
Insurance 2.1%
American International Group, Inc. ............................................................       153,287    17,800,453
                                                                                                               ------------
Other Financial Companies 3.3%
Federal Home Loan Mortgage Corp. ..............................................................       137,800     7,906,275
Federal National Mortgage Association .........................................................       166,900    11,516,100
Morgan Stanley, Dean Witter & Co. .............................................................        87,200     7,858,900
                                                                                                               ------------
                                                                                                                 27,281,275
                                                                                                               ------------
Media 7.2%
Advertising 1.9%
Omnicom Group, Inc. ...........................................................................       160,000    11,340,000
Outdoor Systems, Inc. * .......................................................................       128,387     4,292,940
                                                                                                               ------------
                                                                                                                 15,632,940
                                                                                                               ------------
Broadcasting & Entertainment 4.3%
Clear Channel Communications, Inc.* ...........................................................       265,900    18,496,669
Infinity Broadcasting Corp. "A'"* .............................................................       278,200     7,667,888


    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Large Company Growth Fund

                                                        Market
                                            Shares      Value ($)
--------------------------------------------------------------------------------
Univision Communication Inc.* ........      142,300    9,854,275
                                                     -----------
                                                      36,018,832
                                                     -----------
Cable Television 1.0%
AT&T Corp-- Liberty Media Group "A"* .      234,200    8,665,400
                                                     -----------
Service Industries 6.0%
EDP Services 4.1%
America Online Inc.* .................      190,500   18,121,313
Electronic Data Systems Corp. ........      132,300    7,979,344
PSINet, Inc. * .......................      162,000    8,378,438
                                                     -----------
                                                      34,479,095
                                                     -----------
Investment 1.0%
Charles Schwab Corp. .................      185,000    8,151,563
                                                     -----------
Miscellaneous Commercial Services 0.9%
Galileo International, Inc. ..........      131,700    6,741,394
                                                     -----------
Durables 4.4%
Telecommunications Equipment
Lucent Technologies Inc. .............      446,300   29,037,394
Nokia Oyj (ADR) ......................       95,100    8,089,444
                                                     -----------
                                                      37,126,838
                                                     -----------
Manufacturing 8.4%
Diversified Manufacturing 7.3%
General Electric Co. .................      304,800   33,223,200
Textron, Inc. ........................      148,200   12,189,450
Tyco International Ltd. (New) ........      160,800   15,708,150
                                                     -----------
                                                      61,120,800
                                                     -----------
Industrial Specialty 1.1%
QUALCOMM Inc. * ......................       59,400    9,266,400
                                                     -----------
Technology 21.8%
Computer Software 5.2%
Microsoft Corp.* .....................      506,300   43,446,860
                                                     -----------
Diverse Electronic Products 2.2%
Applied Materials, Inc.* .............      143,000   10,287,063
Motorola Inc. ........................       87,200    7,957,000
                                                     -----------
                                                      18,244,063
                                                     -----------
EDP Peripherals 1.6%
EMC Corp.* ...........................      217,900   13,196,569
                                                     -----------


    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Large Company Growth Fund

                                                          Market
                                              Shares     Value ($)
--------------------------------------------------------------------------------

Electronic Components/Distributors 4.2%
Cisco Systems, Inc.* ..................       569,550    35,383,294
                                                         -----------
Electronic Data Processing 3.4%
International Business Machines Corp. .        94,400    11,864,900
Sun Microsystems, Inc.* ...............       246,300    16,717,613
                                                         -----------
                                                         28,582,513
                                                         -----------
Semiconductors 5.2%
Intel Corp. ...........................       522,200    36,031,800
Linear Technology Corp. ...............       124,500     7,641,188
                                                         -----------
                                                         43,672,988
                                                         -----------
Energy 1.0%
Oilfield Services/Equipment
Schlumberger Ltd. .....................       131,600     7,970,025
Total Common Stocks (Cost $546,689,067)                 785,608,285

--------------------------------------------------------------------------------
Total Investment Portfolio--100.0%
(Cost $596,078,067) (a)                                 834,997,285


*        Non-income producing security.

(a) The cost for federal income tax purposes was $598,618,735. At July 31, 1999, net unrealized appreciation for all securities based on tax cost was $236,378,550. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $248,232,318 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,853,768.

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Large Company Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                               as of July 31, 1999


Assets
---------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $596,078,067) ...........   $834,997,285
                  Cash ............................................................            634
                  Receivable for investments sold .................................      7,247,069
                  Receivable for Fund shares sold .................................        781,130
                  Dividends and interest receivable ...............................        205,784
                  Other assets ....................................................          2,758
                                                                                      ------------
                  Total assets ....................................................    843,234,660
Liabilities
---------------------------------------------------------------------------------------------------
                  Payable for investments purchased ...............................     12,313,826
                  Payable for Fund shares redeemed ................................        463,206
                  Accrued management fee ..........................................        488,848
                  Other payables and accrued expenses .............................        654,333
                                                                                      ------------
                  Total liabilities ...............................................     13,920,213
                  Net assets, at market value                                         $829,314,447
Net Assets
---------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation (depreciation) on investments ...........    238,919,218
                  Accumulated net realized gain (loss) ............................     13,071,880
                  Paid-in capital .................................................    577,323,349
                  Net assets, at market value                                         $829,314,447
Net Asset Value
---------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($829,314,447 / 24,863,681 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
                    authorized) ..................................................   $      33.35


    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Large Company Growth Fund

                            Statements of Operations


                                                                                             Nine Months
                                                                                                Ended         Year Ended
                                                                                            July 31, 1999     October 31,
Investment Income (Loss)                                                                       (Note E)          1998
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $9,333 and $10,896,
                    respectively).....................................................   $   3,105,828    $   3,138,823
                  Interest ...........................................................       1,154,622          847,982
                                                                                         -------------    -------------
                                                                                             4,260,450        3,986,805
                  Expenses:
                  Management fee .....................................................       3,855,969        2,478,112
                  Services to shareholders ...........................................       2,470,251        1,378,899
                  Custodian and accounting fees ......................................          84,067           92,194
                  Trustees' fees and expenses ........................................          26,851           46,890
                  Reports to shareholders ............................................         118,051           79,000
                  Auditing ...........................................................          34,337           35,733
                  Legal ..............................................................          15,352           13,284
                  Registration fees and other expenses ...............................         168,959           75,714
                                                                                         -------------    -------------
                                                                                             6,773,837        4,199,826
                  Net investment income (loss)                                              (2,513,387)        (213,021)

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from investments ..........................      16,822,623       31,321,568
                  Net unrealized appreciation (depreciation) on investments during the
                    period............................................................     116,057,567       35,342,915
                  Net gain (loss) on investment transactions .........................     132,880,190       66,664,483

                  Net increase (decrease) in net assets resulting from operations        $ 130,366,803    $  66,451,462


    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Large Company Growth Fund

                       Statements of Changes in Net Assets


                                                                   Nine Months
                                                                      Ended            Years Ended October 31,
                                                                  July 31, 1999
Increase (Decrease) in Net Assets                                   (Note E)           1998              1997
---------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) .............   $  (2,513,387)   $    (213,021)   $    (125,567)
                  Net realized gain (loss) on investments ..      16,822,623       31,321,568       19,434,917
                  Net unrealized appreciation (depreciation)
                    on investments during the period .......     116,057,567       35,342,915       42,639,713
                                                               -------------    -------------    -------------
                  Net increase (decrease) in net assets
                  resulting from operations.................     130,366,803       66,451,462       61,949,063
                                                               -------------    -------------    -------------
                  Distributions to shareholders from:
                  Net realized gains from investment
                    transactions............................     (32,234,768)     (16,858,738)     (17,790,946)
                                                               -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ................     476,042,466      297,954,229      131,500,078
                  Net asset value of shares issued to
                    shareholders in reinvestment
                    of distributions........................      31,494,884       16,409,785       17,272,174
                  Cost of shares redeemed ..................    (278,510,744)    (149,865,907)    (126,119,027)
                                                               -------------    -------------    -------------
                  Net increase (decrease) in net assets from
                    Fund share transaction..................    229,026,606      164,498,107       22,653,225
                                                               -------------    -------------    -------------
                  Increase (decrease) in net assets ........     327,158,641      214,090,831       66,811,342
                  Net assets at beginning of period ........     502,155,806      288,064,975      221,253,633
                  Net assets at end of period ..............   $ 829,314,447    $ 502,155,806    $ 288,064,975
Other Information
---------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period       17,828,773       11,477,024       10,441,357
                                                               -------------    -------------    -------------
                  Shares sold ..............................      14,423,168       11,101,198        5,688,934
                  Shares issued to shareholders in
                    reinvestment of distributions...........         989,473          667,879          850,846
                  Shares redeemed ..........................      (8,377,733)      (5,417,328)      (5,504,113)
                                                               -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ...       7,034,908        6,351,749        1,035,667
                  Shares outstanding at end of period ......      24,863,681       17,828,773       11,477,024

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Large Company Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                         Nine Months
                                        Ended July 31,
                                           1999 (a)                          Years Ended October 31,
                                           (Note E)        1998(a)    1997(a)     1996(a)      1995        1994
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....   $28.17        $ 25.10     $ 21.19    $ 18.44     $ 16.17     $ 16.42
Income from investment operations:
Net investment income (loss) .............     (.11)          (.02)       (.01)       .08         .11         .16
Net realized and unrealized gain (loss)
  on investments .........................     7.00           4.55        5.69       3.41        3.40        (.09)
Total from investment operations .........     6.89           4.53        5.68       3.49        3.51         .07
Less distributions from:
Net investment income ....................       --             --          --       (.14)       (.15)       (.08)
Net realized gains on investment .........    (1.71)         (1.46)      (1.77)      (.60)      (1.09)       (.24)
  transactions
Total distributions ......................    (1.71)         (1.46)      (1.77)      (.74)      (1.24)       (.32)

Net asset value, end of period ...........   $33.35        $ 28.17     $ 25.10    $ 21.19     $ 18.44     $ 16.17
---------------------------------------------------------------------------------------------------------------------
Total Return (%) .........................    24.83**        18.86       28.84      19.49       23.78         .39
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...      829            502         288        221         173         113
Ratio of operating expenses to average
  daily net assets (%) ...................     1.23*          1.19        1.21       1.07        1.17        1.25
Ratio of net investment income (loss)
  to average daily net assets (%) ........     (.46)*         (.06)       (.05)       .41         .71         .96
Portfolio turnover rate (%) ..............     62.6*          54.1        67.9       68.8        91.6       119.7

(a)      Based on monthly average shares outstanding during the period.
*        Annualized
**       Not annualized

                     17 - Scudder Large Company Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities, which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on

                     18 - Scudder Large Company Growth Fund
investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

                      B. Purchases and Sales of Securities

For the nine months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $496,802,392 and $327,330,608, respectively. For the year ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $322,531,099 and $183,782,084, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the nine months ended July 31, 1999, the fee pursuant to the Agreement amounted to $3,855,969, of which $488,848 was unpaid at July 31, 1999. For the year ended October 31, 1998, the fee pursuant to the Agreement amounted to $2,478,112.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the nine months ended July 31, 1999, the amount charged to the Fund by SSC aggregated $830,924, of which $93,939 was unpaid at July 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by SSC aggregated $626,382.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the nine months ended July 31, 1999, the amount charged to the Fund by STC aggregated $777,528, of which $256,667 was unpaid at July 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by STC aggregated $411,592.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the nine months ended July 31, 1999, the amount charged to the Fund by SFAC aggregated $76,061, of which $18,026 was unpaid at July 31, 1999. For the year ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $62,799.

                     19 - Scudder Large Company Growth Fund

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $364,026. For the year ended October 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $253,762.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the nine months ended July 31, 1999, Trustees fees and expenses aggregated $26,851. For the year ended October 31, 1998, Trustees fees and expenses aggregated $46,890.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from October 31.

                     20 - Scudder Large Company Growth Fund

                        Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Large Company Growth Fund (the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 17, 1999

                     21 - Scudder Large Company Growth Fund

                                 Tax Information

The Fund paid distributions of $1.71 per share from net long-term capital gains during its nine months endedJuly 31, 1999, of which 100% represented 20% rate gains. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $12,500,000 as capital gain dividends for the nine months ended July 31, 1999, of which 100% represented 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                     22 - Scudder Large Company Growth Fund

                                    This Page
                                  intentionally
                                   left blank.

                     23 - Scudder Large Company Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                     24 - Scudder Large Company Growth Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                     25 - Scudder Large Company Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     26 - Scudder Large Company Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
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                     27 - Scudder Large Company Growth Fund

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About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich
Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper
Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER